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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------

                                    Form 8-K
                            CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                                ---------------

      Date of Report (Date of Earliest Event Reported):  April 10, 2000


                           GulfMark Offshore, Inc.
          ------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Delaware
          ------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


          000-22853                                  76-0526032
   -------------------------                   ----------------------
  (Commission File Number)               (I.R.S. Employer Identification No.)


   5 Post Oak Park, Suite 1170, Houston, Texas                     77027
   -------------------------------------------                   ----------
   (Address of Principal Executive Offices)                       (Zip Code)


                                   (713)963-9522
          -------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                          N/A
          --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





                     (Exhibit Index Located on Page 3)



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ITEM 4     Changes in Registrant's Certifying Accountant

   (a) On April 10, 2000, GulfMark Offshore, Inc. dismissed Arthur Andersen LLP ("Arthur Andersen") as the Company's independent accountants. The Company has engaged Ernst & Young LLP ("Ernst & Young") as its new independent accountants effective immediately. The decision to change the Company's independent accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

   (b) Arthur Andersen's reports on the Company's consolidated financial statements for the years ended December 31, 1999 and 1998, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

   (c) During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its reports covering such periods.

   (d) During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, there were no "reportable events" (hereinafter defined) requiring disclosure pursuant to Section 229.304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs
(a)(1)(v)(A)-(D) of Section 304 of Regulation S-K.

   (e) Effective April 10, 2000, the Company engaged Ernst & Young as its independent accountants. During the two years ended December 31, 1999 and the subsequent interim period preceding the decision to change independent accountants, neither the Company nor anyone on its behalf consulted Ernst & Young regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Ernst & Young provided to the Company a written report or oral advice regarding such principles or audit opinion.

   (f) The Company has requested that Arthur Andersen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Arthur Andersen dated April 10, 2000 is filed as Exhibit 16 to this Form 8-K.

ITEM 7. Financial Statements and Exhibits

   (c)  Exhibits.

         Exhibit No.                   Description
        -----------       ----------------------------------------
        16                Letter from Arthur Andersen LLP pursuant
                          to Item 304(a)(3) of Regulation S-K.
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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GulfMark Offshore, Inc.


Date: April 14, 2000                        By: /s/ Edward A. Guthrie
                                            -------------------------
                                            Executive Vice President and
                                            Chief Financial Officer










































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                               EXHIBIT INDEX

Exhibit No.                   Description
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16                Letter from Arthur Andersen LLP pursuant
                  to Item 304(a)(3) of Regulation S-K.















































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